Concentration of Credit Risk	12 Months Ended
Dec. 31, 2017
Risks and Uncertainties [Abstract]
Concentration of Credit Risk
14.	CONCENTRATION OF CREDIT RISK

As of December 31, 2016 and 2017, approximately 99.9% and 98.8%, respectively, of the Company’s cash is maintained with one bank in Taiwan. To protect the interest of depositors, Taiwan introduced deposit insurance which provides maximum compensation of NT$3,000 (approximately RMB657) per depositor if a bank becomes bankrupt. The Company has historically not experienced any losses due to the bank failure and monitors the soundness and the credit ratings of the bank on a periodic basis. Thus, the Company believes it is currently not exposed to any material risks on its bank deposits with the bank.